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                                                                 EXHIBIT 10(a)2


                              ACCOUNTANTS' CONSENT

We consent to the inclusion in Form SB-1 of our report dated March 16, 1998 on our audit of the financial statements of Integrated Business Systems and Services, Inc. as of December 31, 1997, and for the two years then ended, respectively.


Columbia, South Carolina

May 11, 1998                                 SCOTT, HOLLOWAY & MCELVEEN, LLP


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